SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :            January 24, 2002


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                              11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                  11801
     One MetroTech Center, Brooklyn, New York                      11201
     (Address of Principal Executive Offices)                    (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

         Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

         There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         Among the factors that could cause actual results to differ materially are: general economic trends which would affect demand for our services; fluctuations in gas and electric prices; available sources and cost of fuel; State and Federal regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; the ability of the Company to successfully reduce its cost structure; the ability of the Company to successfully integrate acquired operations; the degree to which the Company develops non-regulated business ventures; the effect of inflationary trends and increases in interest rates; and risks detailed from time to time in reports and other documents filed by the Company with the Securities and Exchange Commission.


Item 5.           Other Events.
                  ------------

         On January 24, 2002, KeySpan Corporation ("the Company") issued press releases concerning its consolidated earnings for the year ended December 31, 2001 and certain organizational changes.

     The Company's press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits.
              -----------------------------------------------------------------

         (c)      Exhibits.

               (1)  Press   Release  of  the  Company  dated  January  24,  2002
                    concerning year end and fourth quarter earnings.

               (2)  Press   Release  of  the  Company  dated  January  24,  2002
                    concerning certain organizational changes.

Item 9.           Regulation FD Disclosure

         On January 24, 2002, the Company held a telephonic meeting with analysts to discuss, among other things, its consolidated earnings for the year ended December 31, 2001. A copy of the script for this meeting is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  KEYSPAN CORPORATION

Dated: January 24, 2002           By:      /s/Gerald Luterman
                                           -------------------------------------
                                  Name:    Gerald Luterman
                                  Title:   Senior Vice President and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.    Exhibit                                                  Page
-----------    -------                                                  ----

99.1 Press Release dated January 24, 2002 concerning year end and fourth quarter earnings

99.2 Press Release dated January 24, 2002 concerning certain organizational changes


99.3           Script for analyst meeting held January 24, 2002





























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